UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22734

Western Asset Middle Market Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2020

WESTERN ASSET

MIDDLE MARKET

DEBT FUND INC.

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

It is anticipated that the Fund will terminate on or before December 31, 2020.

II	Western Asset Middle Market Debt Fund Inc.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Debt Fund Inc. for the six-month reporting period ended October 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notices

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadvisers became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadvisers continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

It is anticipated that the Fund will terminate on or before December 31, 2020. As described in the Fund’s Prospectus, dated December 20, 2012, prior to the termination date, LMPFA and Western Asset Management Company, LLC (“Western Asset”) may begin liquidating the Fund’s portfolio through opportunistic sales (the “wind-down period”). During the wind-down period, the Fund may deviate from its investment strategy of investing at least 80% of its managed assets in debt securities of middle market companies. As the Fund approaches its termination date, the portfolio composition of the Fund may change as more of the Fund’s original fixed income securities mature or are called or sold, which may cause the Fund’s returns to decrease and the net asset value of the Fund’s common stock to fall.

Western Asset Middle Market Debt Fund Inc.	III

Letter from the president

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

IV	Western Asset Middle Market Debt Fund Inc.

Performance review

For the six months ended October 31, 2020, Western Asset Middle Market Debt Fund Inc. returned 13.71% based on its net asset value (“NAV”)i. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexii, returned 16.84% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageiii returned 14.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $21.26 per share. As of October 31, 2020, the Fund estimates that 80% of the distributions were sourced from net investment income and 20% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$600.73 (NAV)	13.71	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWAMX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.lmcef.com (click on the name of the Fund).

Western Asset Middle Market Debt Fund Inc.	V

Performance review (cont’d)

Thank you for your investment in Western Asset Middle Market Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

RISKS: The Fund is a non-diversified, limited-term closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. Fixed income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment, and interest rates risks. As interest rates rise, the value of fixed income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser, and approved by the Legg Mason North Atlantic Fund Valuation Committee. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

VI	Western Asset Middle Market Debt Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

ii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this Index.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Fund’s Lipper category.

Western Asset Middle Market Debt Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and April 30, 2020 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

October 31, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 56.3%
Communication Services — 7.1%
Entertainment — 1.1%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	650,000	$632,024	(a)
Media — 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,700,000	1,759,500	(a)
Wireless Telecommunication Services — 3.1%
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	405,000	442,663	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,260,000	1,438,763	(b)
Total Wireless Telecommunication Services				1,881,426
Total Communication Services				4,272,950
Consumer Discretionary — 16.6%
Diversified Consumer Services — 2.3%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,320,000	1,392,098	(a)
Hotels, Restaurants & Leisure — 13.2%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,620,000	1,512,505	(a)(b)
Golden Entertainment Inc., Senior Notes	7.625%	4/15/26	1,710,000	1,715,070	(a)
Jacobs Entertainment Inc., Secured Notes	7.875%	2/1/24	1,950,000	1,918,108	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,300,000	1,262,489	(a)(b)
Twin River Worldwide Holdings Inc., Senior Notes	6.750%	6/1/27	1,080,000	1,095,611	(a)(b)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	500,000	481,250	(a)
Total Hotels, Restaurants & Leisure				7,985,033
Household Durables — 0.3%
CD&R Smokey Buyer Inc., Senior Secured Notes	6.750%	7/15/25	190,000	200,687	(a)
Specialty Retail — 0.8%
L Brands Inc., Senior Notes	6.625%	10/1/30	450,000	473,344	(a)
Total Consumer Discretionary				10,051,162
Energy — 13.0%
Oil, Gas & Consumable Fuels — 13.0%
Antero Midstream Partners LP/Antero
Midstream Finance Corp., Senior Notes	5.750%	1/15/28	1,010,000	901,324	(a)(b)
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,850,000	1,266,603	(a)
Comstock Resources Inc., Senior Notes	9.750%	8/15/26	420,000	443,100

See Notes to Financial Statements.

2	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Endeavor Energy Resources LP/EER
Finance Inc., Senior Notes	5.500%	1/30/26	590,000		$594,056	(a)
Endeavor Energy Resources LP/EER
Finance Inc., Senior Notes	5.750%	1/30/28	150,000		155,850	(a)
Holly Energy Partners LP/Holly Energy
Finance Corp., Senior Notes	5.000%	2/1/28	950,000		901,906	(a)(b)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	1,320,000		1,341,450	(b)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,000,000		1,650,000	(a)(b)
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	1,880,000	CAD	627,937	(a)
Total Energy					7,882,226
Financials — 1.0%
Thrifts & Mortgage Finance — 1.0%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	570,000		622,124	(a)
Health Care — 3.2%
Health Care Providers & Services — 2.2%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	590,000		584,837	(a)(c)
LifePoint Health Inc., Senior Secured Notes	4.375%	2/15/27	200,000		198,442	(a)
US Renal Care Inc., Senior Notes	10.625%	7/15/27	500,000		533,750	(a)
Total Health Care Providers & Services					1,317,029
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	570,000		624,264	(a)
Total Health Care					1,941,293
Industrials — 6.5%
Airlines — 1.4%
Delta Air Lines Inc., Senior Notes	2.600%	12/4/20	500,000		499,739
Spirit Loyalty Cayman Ltd./Spirit IP Cayman
Ltd., Senior Secured Notes	8.000%	9/20/25	330,000		350,213	(a)
Total Airlines					849,952
Commercial Services & Supplies — 3.4%
GFL Environmental Inc., Senior Notes	7.000%	6/1/26	168,000		175,455	(a)
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	186,000		203,089	(a)(b)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	150,000		157,732	(a)(b)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	1,510,000		1,529,487	(a)(b)
Total Commercial Services & Supplies					2,065,763

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

October 31, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 1.7%
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,000,000	$1,011,875
Total Industrials				3,927,590
Information Technology — 2.2%
Software — 0.4%
Black Knight InfoServ LLC, Senior Notes	3.625%	9/1/28	180,000	182,475	(a)
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	1,992,596	29,889	(a)(b)(d)(e)(f)
Total Software				212,364
Technology Hardware, Storage & Peripherals — 1.8%
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	1,000,000	1,117,482	(b)
Total Information Technology				1,329,846
Materials — 2.2%
Metals & Mining — 0.0%††
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	860,000	9,675	*(a)(g)
Paper & Forest Products — 2.2%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	1,007,500	(b)
Mercer International Inc., Senior Notes	7.375%	1/15/25	280,000	285,251
Total Paper & Forest Products				1,292,751
Total Materials				1,302,426
Real Estate — 4.5%
Real Estate Management & Development — 4.5%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,470,000	1,472,756	(a)(b)
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	1,303,000	1,259,024	(b)
Total Real Estate				2,731,780
Total Corporate Bonds & Notes (Cost — $37,045,156)				34,061,397

		Expiration Date	Warrants
Warrants — 0.5%
Option Care Health Inc. (Cost—$40,338)		6/29/27	28,254	282,597	*(d)(e)

			Shares
Common Stocks — 0.3%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Montage Resources Corp.			25,169	124,586	*

See Notes to Financial Statements.

4	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security			Shares	Value
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Option Care Health Inc.		6,327		$84,336	*
Total Common Stocks (Cost — $1,045,404)				208,922

	Rate
Preferred Stocks — 0.2%
Financials — 0.2%
Capital Markets — 0.2%
B Riley Financial Inc. (Cost — $123,125)	6.875%	4,925		121,844	(b)

		Maturity Date	Face Amount†
Asset-Backed Securities — 0.0%††
ERP Iron Ore LLC (Cost — $40,803)	8.000%	12/31/20	40,803	0	*(a)(d)(e)(g)(h)
Total Investments before Short-Term Investments (Cost — $38,294,826)				34,674,760

		Shares
Short-Term Investments — 30.9%
Dreyfus Government Cash Management, Institutional Shares (Cost — $18,666,575)	0.023%	18,666,575		18,666,575
Total Investments — 88.2% (Cost — $56,961,401)				53,341,335
Other Assets in Excess of Liabilities — 11.8%				7,165,829
Total Net Assets — 100.0%				$60,507,164

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6). (c) Securities traded on a when-issued or delayed delivery basis.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1). (e) Security is valued using significant unobservable inputs (Note 1).

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	The coupon payment on this security is currently in default as of October 31, 2020. (h) Value is less than $1.

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar

PIK	— Payment-In-Kind

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2020

Western Asset Middle Market Debt Fund Inc.

At October 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	556,592	CAD	737,939	Citibank N.A.	1/19/21	$2,485

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

USD	— United States Dollar

See Notes to Financial Statements.

6	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2020

Assets:
Investments, at value (Cost — $56,961,401)	$53,341,335
Foreign currency, at value (Cost — $172,951)	171,977
Cash	41,746
Receivable for securities sold	6,964,943
Interest and dividends receivable	861,578
Unrealized appreciation on forward foreign currency contracts	2,485
Prepaid expenses	1,419
Total Assets	61,385,483

Liabilities:
Payable for securities purchased	758,379
Investment management fee payable	60,830
Directors’ fees payable	1,323
Accrued expenses	57,787
Total Liabilities	878,319
Total Net Assets	$60,507,164

Net Assets:
Par value ($0.001 par value; 100,723 shares issued and outstanding; 100,000,000 shares authorized)	$101
Paid-in capital in excess of par value	118,309,015
Total distributable earnings (loss)	(57,801,952)
Total Net Assets	$60,507,164

Shares Outstanding	100,723

Net Asset Value	$600.73

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended October 31, 2020

Investment Income:
Interest	$2,427,220
Dividends	59,725
Income from payment in-kind	166,907
Total Investment Income	2,653,852

Expenses:
Investment management fee (Note 2)	453,394
Interest expense (Note 6)	45,098
Audit and tax fees	38,406
Fund accounting fees	35,371
Transfer agent fees	15,018
Directors’ fees	11,354
Legal fees	10,302
Shareholder reports	8,831
Custody fees	2,515
Insurance	983
Miscellaneous expenses	3,255
Total Expenses	624,527
Less: Fee waivers and/or expense reimbursements (Note 2)	(36,600)
Net Expenses	587,927
Net Investment Income	2,065,925

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(8,001,801)
Forward foreign currency contracts	(30,623)
Foreign currency transactions	9,085
Net Realized Loss	(8,023,339)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,952,236
Forward foreign currency contracts	7,096
Foreign currencies	(2,302)
Change in Net Unrealized Appreciation (Depreciation)	13,957,030
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,933,691
Increase in Net Assets From Operations	$7,999,616

See Notes to Financial Statements.

8	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2020 (unaudited) and the Year Ended April 30, 2020	October 31	April 30

Operations:
Net investment income	$2,065,925	$6,169,777
Net realized loss	(8,023,339)	(6,601,972)
Change in net unrealized appreciation (depreciation)	13,957,030	(12,100,585)
Increase (Decrease) in Net Assets From Operations	7,999,616	(12,532,780)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(2,264,846)	(6,015,354)
Return of capital	—	(252,775)
Decrease in Net Assets From Distributions to Shareholders	(2,264,846)	(6,268,129)

Fund Share Transactions:
Cost of shares repurchased through tender offer (11,154 and 12,399 shares repurchased, respectively) (Note 5)	(6,513,155)	(8,720,713)
Decrease in Net Assets From Fund Share Transactions	(6,513,155)	(8,720,713)

Capital Contributions:
Capital contributions	26,212	—
Decrease in Net Assets	(752,173)	(27,521,622)

Net Assets:
Beginning of period	61,259,337	88,780,959
End of period	$60,507,164	$61,259,337

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2020

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,999,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(6,051,024)
Sales of portfolio securities	51,209,496
Net purchases, sales and maturities of short-term investments	(14,384,886)
Payment-in-kind	(166,907)
Net amortization of premium (accretion of discount)	(172,008)
Increase in receivable for securities sold	(5,783,420)
Decrease in interest and dividends receivable	423,713
Increase in prepaid expenses	(374)
Decrease in payable for securities purchased	(1,855,083)
Decrease in investment management fee payable	(9,048)
Increase in Directors’ fees payable	484
Decrease in interest expense payable	(5,981)
Increase in accrued expenses	8,727
Net realized loss on investments	8,001,801
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(13,959,332)
Net Cash Provided in Operating Activities*	25,255,774

Cash Flows from Financing Activities:
Distributions paid on common stock	(2,264,846)
Repayment of loan facility borrowings	(16,400,000)
Payment for shares repurchased through tender offer	(6,513,155)
Capital contribution	26,212
Net Cash Used by Financing Activities	(25,151,789)
Net Increase in Cash and Restricted Cash	103,985
Cash and restricted cash at beginning of period	109,738
Cash and restricted cash at end of period	$213,723

*	Included in operating expenses is cash of $51,079 paid for interest on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2020
Cash	$213,723
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$213,723

See Notes to Financial Statements.

10	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2020[1,2]		2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of period	$547.56		$714.39	$731.64	$784.51	$715.34	$907.58

Income (loss) from operations:
Net investment income	19.73		54.08	66.19	73.16	84.95	84.16
Net realized and unrealized gain (loss)	54.45		(166.50)	(15.94)	(50.40)	72.22	(188.40)
Total income (loss) from operations	74.18		(112.42)	50.25	22.76	157.17	(104.24)

Less distributions from:
Net investment income	(21.26)	[3]	(52.15)	(65.80)	(74.51)	(88.00)	(88.00)
Return of capital	—		(2.26)	(1.70)	(1.12)	—	—
Total distributions	(21.26)		(54.41)	(67.50)	(75.63)	(88.00)	(88.00)
Capital contributions	0.25		—	—	—	—	—

Net asset value, end of period	$600.73		$547.56	$714.39	$731.64	$784.51	$715.34
Total return, based on NAV[4]	13.71%[5]		(16.69)%	7.15%	3.12%	22.87%	(11.63)%

Net assets, end of period (000s)	$60,507		$61,259	$88,781	$101,021	$115,557	$112,751

Ratios to average net assets:
Gross expenses	2.00%[6]		2.18%	2.45%	2.28%	2.35%	1.92%
Net expenses	1.89	[6,7]	2.06 [7]	2.33 [7]	2.16 [7]	2.30 [7]	1.92
Net investment income	6.63	[6]	7.98	9.04	9.66	11.01	10.69

Portfolio turnover rate	10%		54%	28%	35%	45%	44%

Supplemental data:
Loan Outstanding, End of Period (000s)	—		$16,400	$10,400	$23,800	$43,300	$25,300
Asset Coverage Ratio for Loan Outstanding[8]	—		474%	954%	524%	367%	546%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	—		$4,735	$9,537	$5,245	$3,669	$5,464
Weighted Average Loan (000s)	$10,743	[9]	$12,573	$20,077	$25,336	$38,689	$25,300
Weighted Average Interest Rate on Loan	0.89%[9]		2.48%	2.99%	2.09%	1.38%	1.00%

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	11

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

12	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, limited-term closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on or before December 31, 2020. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

14	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Information Technology	—	$1,299,957	$29,889		$1,329,846
Other Corporate Bonds & Notes	—	32,731,551	—		32,731,551
Warrants	—	—	282,597		282,597
Common Stocks	$208,922	—	—		208,922
Preferred Stocks	121,844	—	—		121,844
Asset-Backed Securities	—	—	0	*	0	*
Total Long-Term Investments	330,766	34,031,508	312,486		34,674,760
Short-Term Investments†	18,666,575	—	—		18,666,575
Total Investments	$18,997,341	$34,031,508	$312,486		$53,341,335
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$2,485	—		$2,485
Total	$18,997,341	$34,033,993	$312,486		$53,343,820

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed,

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

16	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

18	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”) serves as an additional subadviser to the Fund, under a subadvisory agreement with Western Asset. As of July 31, 2020, LMPFA, Western Asset and Western Asset Limited are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset and Western Asset Limited were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until the Fund’s termination on or before December 31, 2020.

During the six months ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $36,600.

20	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

As of July 31, 2020, all officers of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund. Prior to July 31, 2020, all officers of the Fund were employees of Legg Mason and did not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$6,051,024
Sales	51,209,496

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$56,961,401	$1,780,968	$(5,401,034)	$(3,620,066)
Forward foreign currency contracts	—	2,485	—	2,485

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2020.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$2,485

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(30,623)

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$7,096

During the six months ended October 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$547,853

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$2,485	—	$2,485	—	$2,485

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Tender offers

On May 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock (“Shares”) or 11,154 Shares of the Fund. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer. The tender offer period commenced on June 3, 2020 and expired on July 2, 2020. On July 7, 2020, the Fund announced the final results of the tender offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of common stock on the day on which the tender offer expired. A total of 19,027 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 11,154 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 59% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund accepted for payment 11,154 Shares of common stock valued at $6,513,155. Shares that were tendered but not accepted for payment and Shares that were not tendered remain outstanding.

22	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

During the prior fiscal year, on May 20, 2019, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock (“Shares”) or 12,399 Shares of the Fund. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer. The tender offer period commenced on June 3, 2019 and expired on July 2, 2019. On July 8, 2019, the Fund announced the final results of the tender offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of common stock on the day on which the tender offer expired. A total of 21,636 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 12,399 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 57% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund accepted for payment 12,399 Shares of common stock valued at $8,720,713. Shares that were tendered but not accepted for payment and Shares that were not tendered remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $60,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended October 31, 2020 was $45,010. For the six months ended October 31, 2020, the Fund had an average daily loan balance outstanding of $10,743,023 and the weighted average interest rate was 0.89%. At October 31, 2020, the Fund did not have any borrowings outstanding per this Credit Agreement. On November 25, 2020, subsequent to the end of the reporting period, the Credit Agreement was terminated.

7. Deferred capital losses

As of April 30, 2020, the Fund had deferred capital losses of $45,953,834, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

8. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

9. Subsequent event

On December 11, 2020, the Fund announced that the scheduled termination of the Fund was expected to, and subsequently did, occur on December 18, 2020 (the “Termination Date”). Proceeds from the termination of the Fund were paid to stockholders on December 22, 2020. The proportionate interests of stockholders in the assets of the Fund were fixed on the basis of their respective holdings at the close of business on the Termination Date. The Fund’s liquidating distribution was $608.4116 per share.

24	Western Asset Middle Market Debt Fund Inc. 2020 Semi-Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On August 28, 2020, a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management
Agreement with Legg Mason Partners
Fund Advisor, LLC	47,498	2,244	3,865	0
To Approve a New Subadvisory
Agreement with Western Asset
Management Company, LLC	47,022	2,500	4,085	0
To Approve a New Subadvisory
Agreement with Western Asset
Management Company Limited	47,033	2,489	4,085	0

Western Asset Middle Market Debt Fund Inc.	25

Western Asset

Middle Market Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Chairman

Eileen A. Kamerick

Nisha Kumar

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt*

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX016045 12/20 SR20-4043

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: December 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: December 23, 2020

By:	/s/Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 23, 2020